Exhibit 10.6

                             STOCK PLEDGE AGREEMENT


     STOCK PLEDGE AGREEMENT, dated as of May 25, 2000 (the "Agreement"), between TELTRAN INTERNATIONAL GROUP, LTD. (the "Pledgor"), and RELOCATE 411.COM, INC. (the "Pledgee").


                               W I T N E S E T H :
                                - - - - - - - - -


     WHEREAS, the Pledgor has delivered to the Pledgee a Secured Note made on May 25, 2000 (the "Promissory Note")pursuant to a Loan and Securities Purchase Agreement (the "Agreement");

     WHEREAS, the Pledgor wishes to grant security and assurance to the Pledgee in order to secure the payment of the Pledgor's obligations under the Promissory Note; and

     NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee and Pledge Agent as follows:

     1. SECURITY FOR OBLIGATIONS This Agreement is made by the Pledgor for the benefit of the Pledgee to secure:

          (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal of, and interest on, the Promissory Note; and

          (ii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of the Pledgor referred to in clause (i) above, after an Event of Default (as defined below) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

all such obligations, liabilities, sums and expenses set forth in clauses (i) and (ii) of this Section 1 being collectively called the "Obligations".

     As used herein the term "Event of Default" shall mean any payment default on any of the Obligations after the expiration of any applicable grace period and the term "Default" as used herein shall mean any event which, with notice or lapse of time, or both, would become an Event of Default.


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     2.  DEFINITION OF PLEDGED  STOCK.  As used herein the term "Pledged  Stock"
shall mean the shares of capital stock described in Annex I hereto. The Pledgor represents and warrants that on the date hereof the Pledgor is the holder of record and sole beneficial owner of the Pledged Stock and there exist no options or preemptive rights in respect of any of the Pledged Stock.

     3. PLEDGE OF STOCK, ETC.

     (a) To secure the Obligations as set forth in Section 1 hereof, the Pledgor hereby (i) grants to the Pledgee a security interest in all of the Collateral,
(ii) pledges and deposits with the Pledge Agent on behalf of the Pledgee the Pledged Stock owned by the Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, accompanied by undated stock powers duly executed in blank by the Pledgor, or such other instruments of transfer as are reasonably acceptable to the Pledgee, and (iii) assigns, transfers, grants, hypothecates and sets over to the Pledgee all of the Pledgor's right, title and interest in and to the Pledged Stock (and in and to the certificates or instruments evidencing the Pledged Stock), to be held by the Pledgee upon the terms and conditions set forth in this Agreement.

     (b) All Pledged Stock at any time pledged or required to be pledged hereunder together with all other securities and moneys received and at the time held by the Pledgee hereunder, is hereinafter called the "Collateral."

     (c) The shares of Pledged Stock constituting the Collateral have not been registered under the Securities Act of 1933 (the "Act"). Consequently, these shares may not be sold unless there is an existing registration statement covering the resale of these shares or these shares are sold pursuant to an exemption from such registration requirements. Pledgee acknowledges the foregoing and will only dispose of these shares consistent with such requirements. Pledgor is obligated to register Pledgor's shares pursuant to the Acquisition Agreement. Pledgor also represents the shares of Antra Holdings Group, Inc. have been held for one year the required holding period under Rule 144 promulgated under the Act.

     4. DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends payable in respect of the Pledged Stock shall be paid to the Pledgee and held as additional Collateral.

     5. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, the Promissory Note or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, and the following provisions shall apply, all of which the Pledgor hereby agrees to be commercially reasonable:

     (a) (i) sell, assign and/or deliver all or any part of the Collateral at public or private sale upon such commercially reasonable terms and for such considerations as the Pledgee, in his sole discretion, shall deem advisable, and without demand, advertisement or notice of any kind, except to the extent required by applicable law, (ii) exercise all the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New York at that time (the "UCC")(whether or not the UCC applies to the Collateral at issue) and (iii) exercise any other right or remedy set forth herein in lieu of or in addition to the foregoing or which may be available to it under applicable law or proceeded by appropriate court action to enforce the terms of any or all of this Agreement or to recover damages for the breach hereof.

     (b) The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshaling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. The Pledgee shall neither be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

     6. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee provided for in this Agreement, the Promissory Note, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy.

     7. APPLICATION OF PROCEEDS. Any cash held by the Pledgee as Collateral and all cash proceeds received by the Pledgees in respect of any sale, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, and/or then or at any time thereafter applied in whole or in part by the Pledgee against, all or any part of the Obligations in such order as the Pledgee shall elect. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after payment in full of all Obligations shall be paid over to the Company or to whomever may be lawfully entitled to receive such surplus. If the proceeds of the sale of the Collateral are insufficient to pay all of the Obligations, the Company agrees to pay upon demand any deficiency to the Pledgee.

     8. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or non-application thereof.

     9. INDEMNITY. The Pledgor agrees to indemnify and hold harmless the Pledgee from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and to reimburse the Pledgee for all costs and expenses, including reasonable attorneys' fees, growing out of or resulting from the enforcement of this

Agreement or the exercise by the Pledgee of any right or remedy granted to it hereunder or under the Promissory Note, provided that the Pledgee shall not be indemnified pursuant to this Section 9 for losses, damages or liabilities to the extent caused by such Pledgee's gross negligence, bad faith or willful misconduct. In no event shall the Pledgee be liable for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof and thereof. If and to the extent that the obligations of the Pledgor under this Section 9 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

     10. FURTHER ASSURANCES. The Pledgor agrees that it will join with the Pledgee in executing and, at its own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

     11. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR.

     (a) The Pledgor represents, warrants and covenants that (i) it is the legal, record and beneficial owner of all Pledged Stock pledged by it hereunder, free and clear of any and all adverse claims, except the liens and security interests created by this Agreement; (ii) (if an entity) it has the corporate power and authority to pledge all the Pledged Stock pledged by it pursuant to this Agreement, and this Agreement is its valid and binding obligation, enforceable against it in accordance with its terms; (iii) all the shares of the Pledged Stock have been duly and validly issued, are fully paid and non-assessable; (iv) the pledge, assignment and delivery of the Pledged Stock pursuant to this Agreement creates a valid and perfected first security interest in the Pledged Stock, and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of the Pledgor which would include the Pledged Stock; and (v) the Pledged Stock are not subject to any restriction upon transfer pursuant to federal or state securities laws.

     (b) The Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Pledged Stock and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee.

     12. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from the Promissory Note or any other instruments or agreements referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement; (c) any furnishing of any additional security to the Pledgee or its respective assignees or any acceptance thereof or any release of any security by the Pledgee or its respective assignees; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or
(e) any bankruptcy, insolvency or other similar proceeding relating to the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

     13. TERMINATION; RELEASE. After the Obligations have been paid in full, this Agreement and the security interest granted hereunder shall automatically terminate, and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper release instrument or instruments (including any termination statements required to be filed under the UCC Code) acknowledging the satisfaction and termination of this Agreement and the release of the security interest granted hereunder, and will instruct the Pledge Agent to duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral of the Pledgor as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys of the Pledgor at the time held by the Pledgee hereunder.

     14. NOTICES, ETC. Except as otherwise specified herein, all notices and other communications hereunder shall be in writing and mailed, telecopied or delivered by courier as follows:

     (a)  if to the Pledgor, at:

          Teltran International Group, Ltd.
          One Penn Plaza
          New York, New York 10019

     (b)  if to Pledgee, at:

          Relocate 411.com Inc.
          One Penn Plaza
          New York, NY 10019

          Facsimile number:

or at such other address as shall be designated in writing by such party to the other party hereto. All such notices and communications shall be effective upon receipt.

     15. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgor and the Pledgee.

     16. MISCELLANEOUS.

     (a) This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its respective successors and assigns; provided that the Pledgor may not assign or transfer any of its rights or obligations hereunder without the written consent of the Pledgee. Pledgee and its assigns may at any time transfer, assign, pledge or grant a security interest in its rights hereunder.

     (b) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THE HOLDER OF THE NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     (c) The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

     IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by its respective duly elected officer duly authorized, in each case as of the date first above written.

                                              TELTRAN INTERNATIONAL GROUP, LTD.


                                              By: /s/ [ILLEGIBLE]
                                                 ------------------------------
                                                                    (As Pledgor)

                                              RELOCATE 411.COM, INC.


                                              ----------------------------------
                                                                    (As Pledgee)

                                     ANNEX I
                                       to
                             Stock Pledge Agreement




                                  List of Stock



Name of Issuing Corporation            Type of Shares          Number of Shares
---------------------------            --------------          ----------------
Teltran International Group, Ltd.      Common Stock            600,000

Antra Group Holdings, Inc.             Common Stock            600,000